UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4,  2011

PREMIER HOLDING CORP.

(Name of small business issuer specified in its charter)

Nevada	000-53824	88-0344135
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

4705 West Addisyn Court

              Visalia, CA  93291

(Address of principal executive offices)

 (former name or former address, if changed since last report)

                559-732-8177

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)

ITEM 5.06  CHANGE IN SHELL COMPANY STATUS

On or about February 10, 2011, Premier Holding Corporation launched its casket sales business by ordering its first container of 64 caskets with expected delivery of approximately April 4, 2011. We have leased a warehouse in Porterville, California, which will serve as the distribution center for Tulare County, California, and will also serve as a showroom and sales office.

A sales force comprised of commissioned independent contractors serves as the sales department for the Company.  As a result, the Company ceased doing business as a shell company (as defined under Rule 12b-2 under the Securities Exchange Act of 1934).

Background

Prior to the implementation of its business plan, we had nominal assets and nominal operations, which made us a “shell” corporation as defined under Rule 12b-2 of the Securities Exchange Act of 1934, as amended. With the implementation of the casket business, we ceased to be a “shell” corporation.  See the section entitled “Business” in our Annual Report on Form 10K for the year ended December 31, 2010, filed March 3, 2011.

Business

The Company sells caskets through a commissioned sales force from its warehouse/showroom at 27525 Avenue146, Suite C, Porterville, California, under the fictitious business name “Premier Commonwealth,” a Division of Premier Holding Corporation.  The sales office telephone number at the showroom is 559-737-1766.  The Company’s goal is to become the AVON of the casket industry.

The company will cater to families who want to provide full funerals for their loved ones but who cannot afford to do so.

The average funeral in America cost $6,130 in 2001, not including cemetery and burial costs, and over 1/3 of this cost was the casket.  Wholesale prices on caskets run from under $300 to over $8000.  Most caskets in the United States are manufactured by the Batesville Casket Company and sold only directly to funeral homes, who mark up the casket price, which represents their major profit margin.

Every year since 1980, over 1,800,000 caskets have been sold in the United States by funeral homes.  Casket manufacturers have a long standing relationship with the funeral homes and will only sell to the homes; their established customers.

As a result of this pricing scheme, minorities and lower income families are the hardest hit.  A funeral to these families could represent up to half of their annual income.

In 1984, the Federal Trade Commission enacted “The Funeral Rule,” which prohibits funeral homes from requiring consumers to buy certain funeral goods or services as a condition for furnishing other funeral goods or services.  This rule requires funeral homes to accept delivery of caskets that the heirs buy from other sources.  This leaves as the missing link the source of inventory.

Products

The Company offers five models of 20 gauge steel caskets in five different colors at the retail price of $950, with free shipping in Tulare County.  These models are on display in our showroom and available for immediate sale in our warehouse.  In addition, customers can order caskets in solid bronze, copper, stainless steel, solid hardwood, orthodox and veneers on higher pricing scales.  A variety of urns are also available.  The Company’s supplier is Ace Casket Company of China.

Marketing

The company markets its caskets through commissioned salespeople, who earn commissions of $100 per unit.  An advertising program is currently being designed by management to support the sales effort.   The Company will initially offer five models.

The Company markets each model at $950 per unit.  The Company will initially market its products in Tulare County, California, and pending the evaluation of its initial sales program we then plan to expand with opening of sales centers in Bakersfield, Fresno and Hanford, California.

Employees

See the Company’s Annual Report on Form 10K for the period ended December 31, 2010, filed March 3, 2011.

Properties

The Company’s offices are located at 4705 West Addisyn Court, Visalia, California.  The Company maintains a leased 2400 square foot warehouse and showroom at 27525 Avenue 146, Porterville, California.

Patents

See the Company’s Annual Report on Form 10K for the period ended December 31, 2010, filed March 3, 2011.

Government Regulation

See the Company’s Annual Report on Form 10K for the period ended December 31, 2010, filed March 3, 2011.

Competition

See the Company’s Annual Report on Form 10K for the period ended December 31, 2010, filed March 3, 2011.

RISK FACTORS

See the Company’s Annual Report on Form 10K for the period ended December 31, 2010, filed March 3, 2011.

FINANCIAL INFORMATION

PLAN OF OPERATIONS

The Company will initially market its products in Tulare County, California, pending the evaluation of its initial sales program.  We then plan to expand with opening of sales centers in Bakersfield, Fresno and Hanover, California.

During the next twelve months, the Company plans to satisfy its cash requirements by additional equity financing and contributions from its principals. The Company has no firm financing commitments from its principals, who have funded the Company’s initial administrative costs and operations through in exchange for equity and no interest loans.  The Company also intends to undertake private placements of its common stock in order to raise future development and operating capital. The Company depends upon capital to be derived from contributions from its principals and future financing activities such as subsequent offerings of its stock. There can be no assurance that the Company will be successful in raising the capital it requires through the sale of its common stock.

The Company anticipates that its operating costs for the next twelve months will be approximately $250,000.  The Company does not anticipate any product research and development in the next twelve months, and no expansion of employees, although it does expect its commissioned sales force to expand.

MANAGEMENT’S DISCUSSION AND ANALYSIS

See the section entitled, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10K for the year ended December 31, 2010, filed March 3, 2011.

 Properties

The Company leases its corporate offices at no rent from its management.  It leases its warehouse and showroom at 27525 Avenue 146, Suite C, Porterville, California on the initial lease term of one year for rent of $300 per month.  The Company owns and maintains a web site at http://premierholdingcorporation.com.

Security Ownership of Certain Beneficial Owners and Management

See the section entitled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in our Annual Report on Form 10K, for the year ended December 31, 2010, filed March 3, 2011.

Executive Compensation

See the section entitled “Executive Compensation” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed March 31, 2011.

Certain Relationships and Related Transactions

See the section entitled “Certain Relationships and Related Transactions” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, filed March 3, 2011.

Our common stock is traded on the over the counter bulletin board, which does not maintain any standards regarding the independence of the directors on our Board of Directors.  In absence of such requirements, we have elected to use the definition for “director independence” under the NASDAQ Stock Market listing standards.  Under such standards, none of our current directors qualifies as an “independent director.”

Legal Proceedings

We are not a party to any material pending legal proceedings.

Market Price of and Dividends on Common Stock

Our common stock trades on the over the counter bulletin board (“OTC Bulletin Board”) under the symbol “PRHL.”  The OTC Bulletin Board is a regulated quotation service that displays real-time quotes, last-sale prices and volume information in over-the-counter equity securities.  The OTC Bulletin Board securities are traded by a community of market makers that enter quotes and trade reports.  Over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.  This market is extremely limited and any prices quoted may not be a reliable indication of the value of our common stock.   The following table sets forth the high and low sale prices per share of our common stock for the periods indicated as reported on the OTC Bulletin Board.  As of March 3, 2011, there was no data for a closing sale price for our common stock.

Common Stock
		High	Low
2010:

First Quarter	unavailable for trading	$	$
Second Quarter	unavailable for trading	$	$
Third Quarter	unavailable for trading	$	$
Fourth Quarter	unavailable for trading	$	$

2009:
Fourth Quarter	unavailable for trading	$	$
Third Quarter	unavailable for trading	$	$
Second Quarter	unavailable for trading	$	$
First Quarter	unavailable for trading	$	$

Holders

See the section entitled “Market for the Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Secutities” in the  Company’s Annual Report on Form 10K for the period ended December 31, 2010, filed March 3, 2011.

Dividends

See the section entitled “Dividends” in the Company’s Annual Report on Form 10K for the period ended December 31, 2010, filed March 3, 2011.

Equity Compensation Plans

We have no equity compensation plans as defined under Item 402 of Regulation S-K.

Recent Sales of Unregistered Securities

On January 29, 2011, 814,217 shares of common stock were issued to Jack Gregory, in exchange for retirement of $97,706 in debt, in reliance upon the exemption from registration contained within Section 4(2) of the Securities Act of 1933.  See the Company’s Current Report on Form 8K, filed February 2, 2011.

Description of the Company’s Securities

See the section entitled “Item 11. Description of Securities to be Registered” in our Registration Statement on Form 10/A filed on September 9, 2010.

Indemnification of Directors and Officers

Nevada Revised Statutes (NRS) Section 78.7502 provides that the Company may indemnify any person against reasonable expenses incurred in the defense of any claim, issue, or matter to which such person was a party because he is or was a director, officer, employee or agent of the corporation, including actions by or in the right of the corporation, so long as such person acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation.  If the action is in the right of the corporation however, indemnification may not be made for any claim, issue or matter to which person has been adjudged by a court of competent jurisdiction to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court determines upon application that the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.  To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, the corporation is required to indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

NRS Section 78.751 provides that the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.  The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

The indemnification and advancement of expenses authorized in or ordered by a court pursuant to the statute:

(a) Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to NRS 78.7502 or for the advancement of expenses made pursuant to subsection (b), may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

(b) Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

Insofar as indemnification for liabilities for damages arising under the Securities Act of 1933 may be permitted to our directors, officers, and controlling persons pursuant to the foregoing provision, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosures

Not applicable.

Financial Statements and Supplementary Data

See our financial statements and supplementary financial information contained in our Annual Report on Form 10-K for year ended December 31, 2010, filed March 3, 2011.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

Reference is made to the information provided under item 5.06 of this Report, which is incorporated herein by reference.  The shares issued were issued in reliance on the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2011	PREMIER HOLDING CORP. By: JACK GREGORY /s/ Jack Gregory Jack Gregory, President